                                                                    EXHIBIT 4.61

--------------------------------------------------------------------------------

                       Clark Refining & Marketing, Inc.


                                      TO

                              Marine Midland Bank

                                    Trustee


                            -----------------------

                            SUPPLEMENTAL INDENTURE


                         Dated as of November 21, 1997



                   8 7/8% Senior Subordinated Notes due 2007


--------------------------------------------------------------------------------

          FIRST SUPPLEMENTAL INDENTURE, dated as of November 21, 1997 (this "Supplemental Indenture") between Clark Refining & Marketing, Inc., a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company"), having its principal office at 8182 Maryland Avenue, St. Louis, Missouri, 63105, and Marine Midland Bank, a New York banking corporation and trust company, as Trustee (herein called the "Trustee").

                                   RECITALS

          The Company has entered into an Indenture dated November 21, 1997 with the Trustee (the "Indenture") to provide for the issuance form time to time of its unsecured senior subordinated debentures, notes or other evidences of indebtedness (herein called the "Securities"), to be issued in one or more series as in the Indenture provided.

          The Company proposes to issue a series of Securities pursuant to the Indenture to be titled the 8 7/8% Senior Subordinated Notes due 2007 (the "Subordinated Notes").

          Section 8.01(5) of the Indenture provides that the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental to the Indenture to establish the form or terms of series of Securities as permitted by Section 2.01(g) thereof.

          The entry into this Supplemental Indenture by the parties hereto is in all respects authorized by the provisions of the Indenture.

          All things necessary to make this Supplemental Indenture a valid agreement of the Company, in accordance with its terms, have been done.

          NOW, THEREFORE, THIS SUPPLEMENTAL INDENTURE WITNESSETH:

          For and in consideration of the premises and the purchase of the Subordinated Notes by the Holders thereof, it is mutually agreed, for the equal and proportionate benefit of all Holders of Subordinated Notes except as otherwise provided in the Indenture or this Supplemental Indenture, as follows:

          Section 1. This Supplemental Indenture establishes the form and terms of a series of Securities pursuant to Section 2.01(g) of the Indenture to be known as the 8 7/8% Senior Subordinated Notes Due 2007 as follows:

          (1) the title of the Securities is the "8 - 7/8% Senior Subordinated Notes Due 2007."

          (2) the aggregate principal amount of the Subordinated Notes which may be authenticated and delivered pursuant to the Indenture (except for Subordinated Notes authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Subordinated Notes pursuant to the Indenture) is $175,000,000.

          (3) the principal amount of the Subordinated Notes will be payable on November 15, 2007.

          (4) the Subordinated Notes shall bear interest at a rate equal to 8.875% per annum; interest on the Subordinated Notes shall accrue from November 21, 1997 or from the most recent interest payment date to which interest has been paid or provided for, as the case may be; interest on the Subordinated Notes shall be payable semi-annually on May 15 and November 15 of each year until maturity, commencing on May 15, 1998; and interest shall be payable to holders of record on the May 1 and November 1 immediately preceding the applicable interest payment date.

          (5) the place or places where the principal of (and premium, if any) and interest on the Subordinated Notes shall be payable shall be as set forth in the Subordinated Notes, the form of which is attached hereto as Exhibit A.

          (6) the Subordinated Notes shall be subject to redemption at the option of the Company prior to maturity as follows:

          The Subordinated Notes will be redeemable, at the Company's option, in whole or in part, at any time on and after November 15, 2002, upon not less than 30 nor more than 60 days' notice mailed to each holder of Subordinated Notes to be redeemed at such holder's address appearing in the Security Register, in principal amounts of $1,000 or an integral multiple of $1,000 at the following redemption prices (expressed as percentages of the principal amount) if redeemed during the 12-month period commencing on November 15 of each of the years set forth below, plus, in each case, accrued interest thereon to, but excluding, the date of redemption:

             Year                                Percentage
             ----                                ----------

             2002................................ 104.437%
             2003................................ 102.958%
             2004................................ 101.479%
             2005 and thereafter................. 100.000%

          In addition, the Company may, at its option, use the net cash proceeds of one or more Equity Offerings to the extent the net cash proceeds thereof are contributed to the equity capital of the Company to redeem for cash up to 35% in aggregate principal amount of the Subordinated Notes originally issued under this Supplemental Indenture at any time prior to November 15, 2001, at a redemption price equal to 108.875% of the aggregate principal amount so redeemed, plus accrued interest; provided that at least 50% of the principal amount of Subordinated Notes originally issued remain outstanding immediately after such redemption. Any such redemption will be required to occur on or prior to 120 days after the receipt by the Company of the net cash proceeds of such Equity Offering and upon not less than 30 nor more than 60 days' notice mailed to each holder of Subordinated Notes to be redeemed at such holder's address appearing in the Security Register, in principal amounts of $1,000 or an integral multiple of $1,000. The Company may not use the net cash proceeds of any Equity Offerings which alone or combined with a related series of transactions result in a Change of Control to redeem Subordinated Notes pursuant to this paragraph.

          If less than all of the Subordinated Notes are to be redeemed at any time, the Trustee shall select, in such manner as it shall deem fair and appropriate, the particular Notes to be redeemed or any portion thereof that is an integral multiple of $1,000.

          (7) the Company shall not be obligated to redeem or purchase the Subordinated Notes pursuant to any sinking fund prior to maturity; the Company shall be required to make an offer to repurchase Subordinated Notes as set forth in Section 10.09 of the Indenture in connection with certain Asset Dispositions pursuant to Section 9.16 and in connection with a Change of Control resulting in a Rating Decline pursuant to Section 12.01.

          (8) the Subordinated Notes shall be issued in minimum denominations of $1,000 and integral multiples of $1,000 in excess thereof as set forth in the Indenture.

          (9) 100% of the principal amount of the Subordinated Notes shall be payable upon declaration of acceleration of the maturity thereof pursuant to
Section 4.02 of the Indenture.

          (10) the Subordinated Notes shall include all of the Events of Default set forth in the Indenture.

          (11) both Section 13.02 and Section 13.03 shall apply to the Subordinated Notes.

          (12) the Trustee, Securities Registrar and Paying Agent for the Subordinated Notes shall be Marine Midland Bank.

          (13) there shall be no additions or changes to or deletions from the provisions of Articles 1, 7, 9 and 10 of the Indenture, except that the specific payment and redemption terms of the Subordinated Notes are as set forth herein and in the Form of Subordinated Note attached hereto as Exhibit A.

          (14) the Subordinated Notes shall be exchangeable for a new series of Subordinated Notes to be registered under the Securities Act pursuant to an exchange offer as set forth in the Indenture.

          (15) the Subordinated Notes shall not be secured by any collateral.

          (16) the Subordinates Notes shall not be guaranteed by any Person.

          (17) the Subordinated Notes shall be senior subordinated obligations of the Company and shall be subordinated in right of payment to all existing and future Senior Debt of the Company as provided in the Indenture.

          (18) the Subordinated Notes will be in substantially the form set forth in Exhibit A hereto and may have such other terms as are provided in such form, and such terms are incorporated herein by reference.

          Section 2. The Subordinated Notes shall be substantially in the form of Exhibit A hereto which form is hereby incorporated in and made a part of this Supplemental Indenture. Subject to Section 2.07 of the Indenture, the Subordinated Notes shall be in an aggregate principal amount of $175,000,000. The Subordinated Notes may have notations, legends or endorsements required by law. stock exchange rule, or agreements to which the Company is subject. Each Subordinated Note shall be dated the date of its authentication.

          The terms and provisions contained in the Subordinated Notes shall constitute, and are hereby expressly made, a part of this Supplemental Indenture, and the Company and the Trustee, by their execution and delivery of this Supplemental Indenture, expressly agree to such terms and provisions and to be bound thereby.

          Section 3. Except as specifically supplemented and amended by this Supplemental Indenture, the terms and provisions of the Indenture shall remain in full force and effect. The Indenture, as supplemented and amended by this Supplemental Indenture and all other indentures supplemental thereto, is in all respects ratified and confirmed, and the Indenture, this Supplemental Indenture and all indentures supplemental thereto shall be read, taken and construed as one and the same instrument.

          Section 4. If any provision hereof limits, qualifies or conflict with another provision hereof which is required to be included in this Supplemental Indenture by any of the provisions of the Trust Indenture Act, such required provision shall control.

          Section 5. All covenants and agreements in this Supplemental Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

          Section 6. In case any provision in this Supplemental Indenture or in the Securities of any series shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions (or of the other series of Securities) shall not in any way be affected or impaired thereby.

          Section 7. Nothing in this Supplemental Indenture, expressed or implied, shall give to any Person, other than the parties hereto and their successors hereunder, and the holders of the Subordinated Notes any benefit or any legal or equitable right, remedy or claim under this Supplemental Indenture.

          Section 8. This Supplemental Indenture and each Subordinated Note shall be deemed to be a contract made under the laws of the State of New York and this Supplemental Indenture and each Subordinated Note shall be governed by and construed in accordance with the laws of the State of New York.

          Section 9. All terms used in this Supplemental Indenture and not otherwise defined herein that are defined in the Indenture shall have the meanings set forth therein.

          Section 10. This Supplemental Indenture may be executed in any number of counterparts, each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.

          Section 11. The recitals contained herein and in the Subordinated Notes, except the certificate of authentication of the Trustee thereon, shall be taken as statements of the Company, and the Trustee assumes no responsibility for their accuracy or completeness. The Trustee make no representations as to the validity or sufficiency of the Indenture, this Supplemental Indenture or of the Subordinated Notes and shall not be accountable for the use or application by the Company of the Subordinated Notes or the proceeds thereof.

          IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.


                                        CLARK REFINING & MARKETING, INC.



                                        By___________________________


Attest:

_______________________________



                                        Marine Midland Bank
                                        as Trustee



                                        By___________________________________
                                          Authorized Signatory
Attest:


_____________________________

                                   EXHIBIT A
                               (Face of Security)


                        CLARK REFINING & MARKETING, INC.

                   8 7/8% SENIOR SUBORDINATED NOTES DUE 2007

No. __________                                                      $175,000,000

          Clark Refining & Marketing, Inc., a corporation duly organized and existing under the laws of Delaware (herein called the "Company," which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum set forth above or such other principal sum indicated on the Schedule attached hereto (which shall not exceed $175,000,000) in United States Dollars on November 15, 2007, and to pay interest at the rate of 8 7/8% per annum from the Issue Date or from the most recent Interest Payment Date to which interest has been paid or duly provided for in cash in arrears on each May 15 and November 15 to the person whose name the Security is registered at the close of business on the May 1 or November 1 next preceding such Interest Payment Date, until the principal hereof is paid or made available for payment; provided, however, in the event that (i) the Company has not filed the registration statement relating to the Exchange Offer within 90 days following the Issue Date, or (ii) such registration statement has not become effective within 180 days following the Issue Date, (iii) the resale registration statement has not become effective within 105 days of the date on which the obligation to file such resale registration statement arose, or (iv) the Exchange Offer has not been consummated within 30 business days after the effectiveness deadline of the Exchange Offer Registration Statement, (v) the Company has not filed the resale registration statement within 45 days after the obligation to file such resale registration statement arose, or (vi) any registration statement required by the Registration Rights Agreement is filed and declared effective but shall thereafter cease to be effective (except as specifically permitted therein) without being succeeded within 30 days by an additional registration statement filed and declared effective (any such event referred to in Clauses (i) through (vi), the "Registration Default"), then, as liquidated damages for such Registration Default, subject to the Registration Rights Agreement, the per annum interest rate on the Notes will increase by 0.25% ("Special Interest") for the period from the occurrence of the Registration Default until such time as no Registration Default is in effect (at which time the interest rate will be reduced to its initial rate). If the Company has not consummated the Exchange Offer (or, if applicable, the resale registration has not become effective), within 270 days following the Issue Date, then the per annum dividend rate on the Securities will increase by an additional 0.25% for so long as the Company has not consummated the Exchange Offer (or until such resale registration becomes effective).

          Any accrued and unpaid interest on this Security upon the issuance of an Exchange Note in exchange for this Security shall cease to be payable to the Holder hereof but such accrued and unpaid interest shall be payable on the next Interest Payment Date for such Exchange Note to the Holder thereof on the related Regular Record Date.

          The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the May 1 or November 1 (whether or not a Business
Day), as the case may be, next preceding such Interest Payment Date at the office or agency of the Company at New York, New York maintained for such purpose and at any other office or agency maintained by the Company for such purchase (any such location being called a "Place of Payment"); provided, however, that at the option of the Company payment of interest may be made by check to the address of the Person entitled thereto as such address shall appear on the Security Register. Interest shall be payable in cash. Any such interest not so punctually paid or duly provided, and interest on such defaulted interest at the interest rate borne by the Securities, to the extent lawful, shall forthwith cease to be payable to the Holder on such Regular Record Date and shall be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a special record date ("Special Record Date") for the payment of such defaulted interest to be fixed by the Company with the consent of the Trustee, notice whereof shall be given to Holders of Securities not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements (if applicable) of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such securities exchange, all as more fully provided in said Indenture.

          If this Security is a Global Security, all payments in respect of this Security will be payable to the Global Security Holder in its capacity as the registered Holder under the Indenture. If this Security is not a Global Security, payment of the principal of, premium, if any, and interest on this Security will be made at the office or agency of the Company maintained for that purpose in the City and State of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts, or at the option of the Company, payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register; provided, however, that payment by wire transfer of immediately available funds will be required with respect to principal of, premium, if any, and interest on, all Global Notes and all other Securities the Holders of which shall have provided wire transfer instructions to the Company or the Paying Agent.

          Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

          IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated:  November 21, 1997


                                                CLARK REFINING & MARKETING, INC.
Attest:



-------------------------------                 By __________________________
Name:                                              Name:
Title:                                             Title:


Certificate of Authentication


          This is one of the Securities referred to in the within-mentioned Indenture.

                                 MARINE MIDLAND BANK,
                                 as Trustee


                                 By:_________________________________________
                                    Authorized Signatory

                              (Back of Security)

          THIS GLOBAL NOTE IS HELD BY THE DEPOSITORY (AS DEFINED IN THE INDENTURE GOVERNING THIS NOTE) OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (I) THE TRUSTEE MAY MAKE SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO SECTION 2.06 OF THE INDENTURE, (II) THIS GLOBAL NOTE MAY BE EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO SECTION 2.06(a) OF THE INDENTURE, (III) THIS GLOBAL NOTE MAY BE DELIVERED TO THE TRUSTEE FOR CANCELLATION PURSUANT TO SECTION 2.11 OF THE INDENTURE AND (IV) THIS GLOBAL NOTE MAY BE TRANSFERRED TO A SUCCESSOR DEPOSITORY WITH THE PRIOR WRITTEN CONSENT OF THE COMPANY.

     THIS NOTE HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS, EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) (A "QIB"), (B) IT IS NOT A U.S. PERSON, IS NOT ACQUIRING THIS NOTE FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON AND IS ACQUIRING THIS NOTE IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT OR (C) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(A)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT) (AN "IAI"), (2) AGREES THAT IT WILL NOT, WITHIN THE TIME PERIOD REFERRED TO UNDER RULE 144(k) (TAKING INTO ACCOUNT THE PROVISIONS OF RULE 144(d) UNDER THE SECURITIES ACT, IF APPLICABLE) UNDER THE SECURITIES ACT AS IN EFFECT ON THE DATE OF THE TRANSFER OF THIS NOTE, RESELL OR OTHERWISE TRANSFER THIS NOTE EXCEPT (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, (B) TO A PERSON WHOM THE HOLDER REASONABLY BELIEVES IS A QIB PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT,
(C) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT, (D) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), (E) TO AN IAI THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO THE TRUSTEE A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE REGISTRATION OF TRANSFER OF THIS NOTE (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM THE TRUSTEE) OR (F) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND, IN EACH CASE, IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS NOTE OR AN INTEREST HEREIN IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF THIS NOTE OR ANY INTEREST

HEREIN WITHIN THE TIME PERIOD REFERRED TO ABOVE, THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE REVERSE HEREOF RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THIS CERTIFICATE TO THE TRUSTEE. EACH IAI THAT IS NOT A QIB WILL BE REQUIRED TO EFFECT ANY TRANSFER OF NOTES OR INTERESTS THEREIN (OTHER THAN PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT) THROUGH ONE OF THE INITIAL PURCHASERS. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY RULE 902 OF REGULATION S UNDER THE SECURITIES ACT. THE INDENTURE CONTAINS A PROVISION REQUIRING THE TRUSTEE TO REFUSE TO REGISTER ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING RESTRICTIONS.

          This Security is one of a duly authorized issue of securities of the Company designated as its 8 7/8% Senior Subordinated Notes due 2007 (herein called the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of November 21, 1997 (as it may from time to time be supplemented or amended by one or more supplemental indentures, herein called the "Indenture"), between the Company and Marine Midland Bank, as Trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company and the Trustee of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This issue of Securities is limited in aggregate principal amount to $175,000,000.

          The Securities are subject to redemption at the option of the Company, in whole or in part at any time on or after November 15, 2002, upon not less than 30 nor more than 60 days' notice mailed to each holder of Securities to be redeemed at such holder's address appearing on the Company' Securities Registrar, in principal amounts of $1,000 or an integral multiple of $1,000, at the following redemption prices (expressed as percentages of the principal amount) if redeemed during the 12-month period commencing on November 15 of each of the years set forth below, plus, in each case, interest accrued thereon to, but excluding, the date of redemption.

               Year                         Percentage
               ----                         ----------
               2002                            104.437%
               2003                            102.958%
               2004                            101.479%
               2005 and thereafter             100.000%

          In addition, the Company may, at its option, use the net cash proceeds of one or more Equity Offerings to the extent the net cash proceeds thereof are contributed to the equity capital of the Company to redeem for cash up to 35% in aggregate principal amount of the Securities originally issued under the Indenture at any time prior to November 15, 2001, at a redemption price equal to 108.875% of the aggregate principal amount so redeemed, plus accrued interest, including Special Interest, to the Redemption Date; provided that at least 50% of the principal amount of Securities originally issued remain outstanding immediately after such redemption. Any such redemption shall be required to occur on or prior to 120 days after the receipt by the Company of the Net Available Proceeds of such Equity Offering and upon not less than 30 nor more than 60 days' notice mailed to each holder of Securities to be redeemed at such holder's address appearing in the Company's Security Register, in principal amounts of $1,000 or an integral multiple of $1,000. The Company may not use the Net Available Proceeds of any Equity Offerings which alone or combined with a related series of transactions result in a Change of Control to redeem Securities pursuant to this paragraph.

          If less than all of the Securities are to be redeemed at any time, the Trustee shall select, in such manner as it shall deem fair and appropriate, the particular Securities to be redeemed; provided that Securities redeemed in part will only be redeemed in integral multiples of $1,000.

          The Indenture provides that, subject to certain conditions, if (i) certain Net Available Proceeds are available to the Company as a result of Asset Dispositions or (ii) a Change of Control Triggering Event occurs, the Company shall be required to make an Offer to purchase for some or all of the Securities in accordance with the terms of the Indenture.

          The Indenture contains provisions for defeasance at any time of (i) the entire indebtedness of this Security or (ii) certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth therein.

          In the event of redemption or purchase pursuant to a mandatory offer to purchase of this Security in part only, a new Security or Securities for the unredeemed or unpurchased portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

          If an Event of Default shall occur and be continuing, the principal of the Securities may be declared due and payable in the manner and with the effect provided in the Indenture.

          The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities at the time Outstanding, on behalf of the Holders of all Securities, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. The Indenture also provides that, without notice to or consent of any Holder, the Company and the Trustee may enter into one or more supplemental indentures to, among other things, cure any ambiguity, defect or inconsistency, provide for uncertificated securities in addition to or in place of certificated Securities, or make any other change, in each case, that does not adversely affect the rights of any Holder of a Security in any material respect. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

          No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest, including Special Interest, if any, on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

          The Securities are subordinated in right of payment, to the extent and in the manner provided in Article 11 of the Indenture, to the prior payment in full of all Senior Debt, which includes (i) all Indebtedness outstanding under the Credit Agreement and the Loan Agreement, (ii) Indebtedness represented by the Senior Notes, the 10 1/2% Notes and the 9 1/2% Notes, (iii) any other Indebtedness permitted to be incurred by the Company under the terms of this Indenture, unless the instrument under which such Indebtedness is incurred expressly provides that it is on a parity with or subordinated in right of payment to the Securities and (iv) all Obligations with respect to the foregoing. Notwithstanding anything to the contrary in the foregoing, Senior Debt will not include (v) Indebtedness represented by preferred stock, (w) any liability for federal, state, local or other taxes owed or owing by the Company,
(x) any Indebtedness of the Company to any of its Subsidiaries or other Affiliates, (y) any trade payables or (z) any Indebtedness that is incurred in violation of this Indenture; provided, however, that any Indebtedness incurred under the Credit Agreement, in respect of which the lenders or the agent thereunder receive from the Company a representation that such Indebtedness is Senior Debt for all purposes under this Indenture, shall be Senior Debt for all purposes under this Indenture notwithstanding this clause (z). To the extent provided in the Indenture, Senior Debt must be paid before the Securities may be paid. The Company agrees and each Holder of Securities by accepting a Security consents and agrees to the subordination provided in the Indenture and authorizes the Trustee to give it effect.

          As provided in the Indenture, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of (and premium, if any) and interest, including Special Interest, if any, on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

          The Securities are issuable only in registered form without coupons in denominations of $1,000 and any integral multiples of $1,000. As provided in the Indenture and subject to certain limitations therein set forth, Securities are exchangeable for a like aggregate principal amount of Securities of a different authorized denomination, as requested by the Holder surrendering the same.

          No service charge shall be made to the Holder for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

          Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this

Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

          No director, officer, employee, stockholder or incorporator, as such, of the Company shall have any liability for any obligations of the Company under the Securities or the Indenture for any claim based on, in respect of or by reason of such obligations or their creation. Each Holder by accepting a Security waives and releases all such liability. Such waiver and release are part of the consideration for the issuance of the Securities.

          Interest on this Security shall be computed on the basis of a 360-day year comprised of twelve 30-day months.

          All terms used in this Security that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

          The Indenture and this Security shall be governed by and construed in accordance with the laws of the State of New York (without giving effect to conflicts of law principles thereof).

                      OPTION OF HOLDER TO ELECT PURCHASE

          If you want to elect to have this Security purchased in its entirety by the Company pursuant to Sections 10.09 and 9.16 of the Indenture, check the box: [_]

          If you want to elect to have only a part of this Security purchased by the Company pursuant to Sections 10.09 and 9.16 of the Indenture, state the amount (which must be $1,000 or integral multiples thereof):
$____________________.


Dated: ______           Your Signature: _________________________________
               (Sign exactly as name appears on the other side of this Security)

Signature Guarantee:  ___________________________________
                      (Signature must be guaranteed by a member firm of a national securities exchange or a commercial bank or trust company)

                                ASSIGNMENT FORM

To assign this Security, fill in the form below: (I) or (we) assign and transfer this Security to

--------------------------------------------------------------------------------
                 (Insert assignee's soc. sec. or tax I.D. no.)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
             (Print or type assignee's name, address and zip code)

and irrevocably appoint_________________________________________________________
to transfer this Security on the books of the Company. The agent may substitute another to act for him.

Dated: ______                  Your Signature: _________________________________
               (Sign exactly as name appears on the other side of this Security)



Signature Guarantee:

                      SCHEDULE OF EXCHANGES OF SECURITIES

     The following exchanges of a part of this Global Note for another Global Note or for Definitive Securities have been made:

                                              Principal Amount  Signature of
             Amount of          Amount of      of this Global    authorized
            decrease in        increase in        Security       officer of
          Principal Amount  Principal Amount   following such    Trustee or
Date of    of this Global    of this Global       decrease        Security
Exchange      Security          Security       (or increase)     Custodian
--------  ----------------  ----------------  ----------------  ------------




                                  EXHIBIT A-1
                        (Face of Temporary Global Note)


                       CLARK REFINING & MARKETING, INC.

                   8 7/8% SENIOR SUBORDINATED NOTES DUE 2007

No. __________                                                       $0.00

     Clark Refining & Marketing, Inc., a corporation duly organized and existing under the laws of Delaware (herein called the "Company," which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of set forth above or such other principal sum indicated on the Schedule attached hereto (which shall not exceed $175,000,000) in United States Dollars on November 15, 2007, and to pay interest at the rate of 8 7/8% per annum from the Issue Date or from the most recent Interest Payment Date to which interest has been paid or duly provided for in cash in arrears on each May 15 and November 15 to the person whose name the Security is registered at the close of business on the May 1 or November 1 next preceding such Interest Payment Date, until the principal hereof is paid or made available for payment; provided, however, in the event that (i) the Company has not filed the registration statement relating to the Exchange Offer within 90 days following the Issue Date, or (ii) such registration statement has not become effective within 180 days following the Issue Date, (iii) the resale registration statement has not become effective within 105 days of the date on which the obligation to file such resale registration statement arose, or (iv) the Exchange Offer has not been consummated within 30 business days after the effectiveness deadline of the Exchange Offer Registration Statement, (v) the Company has not filed the resale registration statement within 45 days after the obligation to file such resale registration statement arose, or (vi) any registration statement required by the Registration Rights Agreement is filed and declared effective but shall thereafter cease to be effective (except as specifically permitted therein) without being succeeded within 30 days by an additional registration statement filed and declared effective (any such event referred to in Clauses (i) through (vi), the ''Registration Default''), then, as liquidated damages for such Registration Default, subject to the Registration Rights Agreement, the per annum interest rate on the Notes will increase by 0.25% ("Special Interest") for the period from the occurrence of the Registration Default until such time as no Registration Default is in effect (at which time the interest rate will be reduced to its initial rate). If the Company has not consummated the Exchange Offer (or, if applicable, the resale registration has not become effective), within 270 days following the Issue Date, then the per annum dividend rate on the Securities will increase by an additional 0.25% for so long as the Company has not consummated the Exchange Offer (or until such resale registration becomes effective).

          Any accrued and unpaid interest on this Security upon the issuance of an Exchange Note in exchange for this Security shall cease to be payable to the Holder hereof but such accrued and unpaid interest shall be payable on the next Interest Payment Date for such Exchange Note to the Holder thereof on the related Regular Record Date.

                                     A1-1

          The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the May 1 or November 1 (whether or not a Business
Day), as the case may be, next preceding such Interest Payment Date at the office or agency of the Company at New York, New York maintained for such purpose and at any other office or agency maintained by the Company for such purchase (any such location being called a "Place of Payment"); provided, however, that at the option of the Company payment of interest may be made by check to the address of the Person entitled thereto as such address shall appear on the Security Register. Interest shall be payable in cash. Any such interest not so punctually paid or duly provided, and interest on such defaulted interest at the interest rate borne by the Securities, to the extent lawful, shall forthwith cease to be payable to the Holder on such Regular Record Date and shall be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a special record date ("Special Record Date") for the payment of such defaulted interest to be fixed by the Company with the consent of the Trustee, notice whereof shall be given to Holders of Securities not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements (if applicable) of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such securities exchange, all as more fully provided in said Indenture.

          If this Security is a Global Security, all payments in respect of this Security will be payable to the Global Security Holder in its capacity as the registered Holder under the Indenture. If this Security is not a Global Security, payment of the principal of, premium, if any, and interest on this Security will be made at the office or agency of the Company maintained for that purpose in the City and State of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts, or at the option of the Company, payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register; provided, however, that payment by wire transfer of immediately available funds will be required with respect to principal of, premium, if any, and interest on, all Global Notes and all other Securities the Holders of which shall have provided wire transfer instructions to the Company or the Paying Agent.

          Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

                                     A1-2

          IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated:  November 21, 1997


                                              CLARK REFINING & MARKETING, INC.
Attest:



_____________________________                 By __________________________
Name:                                           Name:
Title:                                          Title:


Certificate of Authentication

          This is one of the Securities referred to in the within-mentioned Indenture.

                                                MARINE MIDLAND BANK,
                                                as Trustee


                                                By:________________________
                                                   Authorized Signatory


                                     A1-3

                        (Back of Temporary Global Note)

          THE RIGHTS ATTACHING TO THIS REGULATION S TEMPORARY GLOBAL NOTE, AND THE CONDITIONS AND PROCEDURES GOVERNING ITS EXCHANGE FOR CERTIFICATED NOTES, ARE AS SPECIFIED IN THE INDENTURE (AS DEFINED HEREIN). NEITHER THE HOLDER NOR THE BENEFICIAL OWNERS OF THIS REGULATION S TEMPORARY GLOBAL NOTE SHALL BE ENTITLED TO RECEIVE PAYMENT OF INTEREST HEREON.

          "THIS GLOBAL NOTE IS HELD BY THE DEPOSITORY (AS DEFINED IN THE INDENTURE GOVERNING THIS NOTE) OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (I) THE TRUSTEE MAY MAKE SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO SECTION 2.06 OF THE INDENTURE, (II) THIS GLOBAL NOTE MAY BE EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO SECTION 2.06(a) OF THE INDENTURE, (III) THIS GLOBAL NOTE MAY BE DELIVERED TO THE TRUSTEE FOR CANCELLATION PURSUANT TO SECTION 2.11 OF THE INDENTURE AND (IV) THIS GLOBAL NOTE MAY BE TRANSFERRED TO A SUCCESSOR DEPOSITORY WITH THE PRIOR WRITTEN CONSENT OF THE COMPANY."

          "THIS NOTE HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS, EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) (A "QIB"), (B) IT IS NOT A U.S. PERSON, IS NOT ACQUIRING THIS NOTE FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON AND IS ACQUIRING THIS NOTE IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT OR (C) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(A)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT) (AN "IAI"), (2) AGREES THAT IT WILL NOT, WITHIN THE TIME PERIOD REFERRED TO UNDER RULE 144(k) (TAKING INTO ACCOUNT THE PROVISIONS OF RULE 144(d) UNDER THE SECURITIES ACT, IF APPLICABLE) UNDER THE SECURITIES ACT AS IN EFFECT ON THE DATE OF THE TRANSFER OF THIS NOTE, RESELL OR OTHERWISE TRANSFER THIS NOTE EXCEPT (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, (B) TO A PERSON WHOM THE HOLDER REASONABLY BELIEVES IS A QIB PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT,
(C) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT, (D) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), (E) TO AN IAI THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO THE TRUSTEE A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND

                                     A1-4

AGREEMENTS RELATING TO THE REGISTRATION OF TRANSFER OF THIS NOTE (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM THE TRUSTEE) OR (F) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND, IN EACH CASE, IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS NOTE OR AN INTEREST HEREIN IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF THIS NOTE OR ANY INTEREST HEREIN WITHIN THE TIME PERIOD REFERRED TO ABOVE, THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE REVERSE HEREOF RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THIS CERTIFICATE TO THE TRUSTEE. EACH IAI THAT IS NOT A QIB WILL BE REQUIRED TO EFFECT ANY TRANSFER OF NOTES OR INTERESTS THEREIN (OTHER THAN PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT) THROUGH ONE OF THE INITIAL PURCHASERS. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY RULE 902 OF REGULATION S UNDER THE SECURITIES ACT. THE INDENTURE CONTAINS A PROVISION REQUIRING THE TRUSTEE TO REFUSE TO REGISTER ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING RESTRICTIONS."

          This Security is one of a duly authorized issue of securities of the Company designated as its 8 7/8% Senior Subordinated Notes due 2007 (herein called the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of November 21, 1997 (as it may from time to time be supplemented or amended by one or more supplemental indentures, herein called the "Indenture"), between the Company and Marine Midland Bank, as Trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company and the Trustee of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This issue of Securities is limited in aggregate principal amount to $175,000,000.

          The Securities are subject to redemption at the option of the Company, in whole or in part at any time on or after November 15, 2002, upon not less than 30 nor more than 60 days' notice mailed to each holder of Securities to be redeemed at such holder's address appearing on the Company' Securities Registrar, in principal amounts of $1,000 or an integral multiple of $1,000, at the following redemption prices (expressed as percentages of the principal amount) if redeemed during the 12-month period commencing on November 15 of each of the years set forth below, plus, in each case, interest accrued thereon to, but excluding, the date of redemption.

                                     A1-5

            Year                            Percentage
            ----                            ----------

            2002                               104.437%
            2003                               102.958%
            2004                               101.479%
            2005 and thereafter                100.000%

          In addition, the Company may, at its option, use the net available proceeds of one or more Equity Offerings to the extent net cash proceeds thereof are contributed to the equity capital of the Company to redeem for cash up to 35% in aggregate principal amount of the Securities originally issued under the Indenture at any time prior to November 15, 2001, at a redemption price equal to 108.875% of the aggregate principal amount so redeemed, plus accrued interest, including Special Interest, to the Redemption Date; provided that at least 50% of the principal amount of Securities originally issued remain outstanding immediately after such redemption. Any such redemption shall be required to occur on or prior to 120 days after the receipt by the Company of the Net Available Proceeds of such Equity Offering and upon not less than 30 nor more than 60 days' notice mailed to each holder of Securities to be redeemed at such holder's address appearing in the Company's Security Register, in principal amounts of $1,000 or an integral multiple of $1,000. The Company may not use the Net Available Proceeds of any Equity Offerings which alone or combined with a related series of transactions result in a Change of Control to redeem Securities pursuant to this paragraph.

          If less than all of the Securities are to be redeemed at any time, the Trustee shall select, in such manner as it shall deem fair and appropriate, the particular Securities to be redeemed; provided that Securities redeemed in part will only be redeemed in integral multiples of $1,000.

          The Indenture provides that, subject to certain conditions, if (i) certain Net Available Proceeds are available to the Company as a result of Asset Dispositions or (ii) a Change of Control Triggering Event occurs, the Company shall be required to make an Offer to purchase for some or all of the Securities in accordance with the terms of the Indenture.

          The Indenture contains provisions for defeasance at any time of (i) the entire indebtedness of this Security or (ii) certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth therein.

          In the event of redemption or purchase pursuant to a mandatory offer to purchase of this Security in part only, a new Security or Securities for the unredeemed or unpurchased portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

          If an Event of Default shall occur and be continuing, the principal of the Securities may be declared due and payable in the manner and with the effect provided in the Indenture.

          The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified

                                     A1-6
percentages in principal amount of the Securities at the time Outstanding, on behalf of the Holders of all Securities, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. The Indenture also provides that, without notice to or consent of any Holder, the Company and the Trustee may enter into one or more supplemental indentures to, among other things, cure any ambiguity, defect or inconsistency, provide for uncertificated securities in addition to or in place of certificated Securities, or make any other change, in each case, that does not adversely affect the rights of any Holder of a Security in any material respect. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

          No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest, including Special Interest, if any, on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

          The Securities are subordinated in right of payment, to the extent and in the manner provided in Article 11 of the Indenture, to the prior payment in full of all Senior Debt, which includes (i) all Indebtedness outstanding under the Credit Agreement and the Loan Agreement, (ii) Indebtedness represented by the Senior Notes, the 10 1/2% Notes and the 9 1/2% Notes, (iii) any other Indebtedness permitted to be incurred by the Company under the terms of this Indenture, unless the instrument under which such Indebtedness is incurred expressly provides that it is on a parity with or subordinated in right of payment to the Securities and (iv) all Obligations with respect to the foregoing. Notwithstanding anything to the contrary in the foregoing, Senior Debt will not include (v) Indebtedness represented by preferred stock, (w) any liability for federal, state, local or other taxes owed or owing by the Company,
(x) any Indebtedness of the Company to any of its Subsidiaries or other Affiliates, (y) any trade payables or (z) any Indebtedness that is incurred in violation of this Indenture; provided, however, that any Indebtedness incurred under the Credit Agreement, in respect of which the lenders or the agent thereunder receive from the Company a representation that such Indebtedness is Senior Debt for all purposes under this Indenture, shall be Senior Debt for all purposes under this Indenture notwithstanding this clause (z). To the extent provided in the Indenture, Senior Debt must be paid before the Securities may be paid. The Company agrees and each Holder of Securities by accepting a Security consents and agrees to the subordination provided in the Indenture and authorizes the Trustee to give it effect.

          Until this Regulation S Temporary Global Note is exchanged for one or more Regulation S Permanent Global Notes, the Holder hereof shall not be entitled to receive payments of interest hereon; until so exchanged in full, this Regulation S Temporary Global Note shall in all other respects be entitled to the same benefits as other Notes under the Indenture.

          As provided in the Indenture, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of (and premium, if any) and interest,

                                     A1-7
including Special Interest, if any, on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

          The Securities are issuable only in registered form without coupons in denominations of $1,000 and any integral multiples of $1,000. As provided in the Indenture and subject to certain limitations therein set forth, Securities are exchangeable for a like aggregate principal amount of Securities of a different authorized denomination, as requested by the Holder surrendering the same.

          This Regulation S Temporary Global Note is exchangeable in whole or in part for one or more Global Notes only (i) on or after the termination of the 40-day restricted period (as defined in Regulation S) and (ii) upon presentation of certificates (accompanied by an Opinion of Counsel, if applicable) required by Article 2 of the Indenture. Upon exchange of this Regulation S Temporary Global Note for one or more Global Notes, the Trustee shall cancel this Regulation S Temporary Global Note.

          No service charge shall be made to the Holder for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

          Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

          No director, officer, employee, stockholder or incorporator, as such, of the Company shall have any liability for any obligations of the Company under the Securities or the Indenture for any claim based on, in respect of or by reason of such obligations or their creation. Each Holder by accepting a Security waives and releases all such liability. Such waiver and release are part of the consideration for the issuance of the Securities.

          Interest on this Security shall be computed on the basis of a 360-day year comprised of twelve 30-day months.

          All terms used in this Security that are defined in the Supplemental Indenture shall have the meanings assigned to them in the Supplemental Indenture.

          The Indenture and this Security shall be governed by and construed in accordance with the laws of the State of New York (without giving effect to conflicts of law principles thereof).

                       OPTION OF HOLDER TO ELECT PURCHASE


                                     A1-8

          If you want to elect to have this Security purchased in its entirety by the Company pursuant to Sections 10.09 and 9.16 of the Indenture, check the box: [_]

          If you want to elect to have only a part of this Security purchased by the Company pursuant to Sections 10.09 and 9.16 of the Indenture, state the amount (which must be $1,000 or integral multiples thereof): $_________________.


Dated: ___________             Your Signature: _________________________________
                                               (Sign exactly as name appears on
                                                the other side of this Security)


Signature Guarantee: _____________________________________
                     (Signature must be guaranteed by a
                     member firm of a national securities
                     exchange or a commercial bank or trust
                     company)

                                     A1-9

                                ASSIGNMENT FORM

To assign this Security, fill in the form below: (I) or (we) assign and transfer this Security to

________________________________________________________________________________
                 (Insert assignee's soc. sec. or tax I.D. no.)

________________________________________________________________________________

________________________________________________________________________________
             (Print or type assignee's name, address and zip code)

and irrevocably appoint ________________________________________________________
to transfer this Security on the books of the Company. The agent may substitute another to act for him.

Dated: _________               Your Signature: _________________________________
                                               (Sign exactly as name appears on
                                                the other side of this Security)

Signature Guarantee:


                                     A1-10

                      SCHEDULE OF EXCHANGES OF SECURITIES

     The following exchanges of a part of this Regulation S Temporary Global Note for an interest in another Global Note or for Definitive Securities, or of other Restricted global Notes or Definitive Securities for an interest in this Regulation S Temporary global Note, have been made:

                                              Principal Amount  Signature of
             Amount of          Amount of      of this Global    authorized
            decrease in        increase in        Security       officer of
          Principal Amount  Principal Amount   following such    Trustee or
Date of    of this Global    of this Global       decrease        Security
Exchange      Security          Security       (or increase)     Custodian
--------  ----------------  ----------------  ----------------  ------------




                                     A1-11

                                   EXHIBIT B
                        FORM OF CERTIFICATE OF TRANSFER

          Clark Refining & Marketing, Inc.
          8182 Maryland Avenue
          St. Louis, Missouri 631105


          Marine Midland Bank
          140 Broadway, 12th Floor
          New York, New York 10005

          Re:  Clark Refining & Marketing, Inc. ____________________ [notes]

          Reference is hereby made to the Indenture with respect to the above-referenced securities, dated as of November 21, 1997 (the "Indenture"), between Clark Refining & Marketing, Inc., as issuer (the "Company"), and Marine Midland Bank, as trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

          ______________, (the "Transferor") owns and proposes to transfer the Note[s] or interest in such Note[s] specified in Annex A hereto, in the principal amount of U.S. $_________ in such Note[s] or interests (the "Transfer"), to __________ (the "Transferee"), as further specified in Annex A hereto. In connection with the Transfer, the Transferor hereby certifies that:

[CHECK ALL THAT APPLY]

1. [_] Check if Transferee will take delivery of a beneficial interest in the 144A Global Note or a Definitive Note Pursuant to Rule 144A. The Transfer is being effected pursuant to and in accordance with Rule 144A under the United States Securities Act of 1933, as amended (the "Securities Act"), and, accordingly, the Transferor hereby further certifies that the beneficial interest or Definitive Note is being transferred to a Person that the Transferor reasonably believed and believes is purchasing the beneficial interest or Definitive Note for its own account, or for one or more accounts with respect to which such Person exercises sole investment discretion, and such Person and each such account is a "qualified institutional buyer" within the meaning of Rule 144A in a transaction meeting the requirements of Rule 144A and such Transfer is in compliance with any applicable blue sky securities laws of any state of the United States. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Note will be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the 144A Global Note and/or the Definitive Note and in the Indenture and the Securities Act.

2. [_] Check if Transferee will take delivery of a beneficial interest in the Temporary Regulation S Global Note, the Regulation S Global Note or a Definitive Note pursuant to Regulation S. The Transfer is being effected pursuant to and in accordance with Rule 903 or Rule 904 under the Securities Act and, accordingly, the Transferor hereby further certifies that (i) the Transfer is not being made to a person in the United States and (x) at the time the buy order was originated, the Transferee was outside the United States or such Transferor and any Person acting on its behalf reasonably believed and believes that the Transferee was outside the United States or (y) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither such Transferor nor any Person acting on its behalf knows that the transaction was prearranged with a buyer in the United States, (ii) no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S under the Securities Act, (iii) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act and (iv) if the proposed transfer is being made prior to the expiration of the Restricted Period, the transfer is not being made to a U.S. Person or for the account or benefit of a U.S. Person (other than an Initial Purchaser). Upon consummation of the proposed transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Note will be subject to the restrictions on Transfer enumerated in the Private Placement Legend printed on the Regulation S Global Note, the Temporary Regulation S Global Note and/or the Definitive Note and in the Indenture and the Securities Act.

3. [_] Check and complete if Transferee will take delivery of a beneficial interest in the IAI Global Note or a Definitive Note pursuant to any provision of the Securities Act other than Rule 144A or Regulation S. The Transfer is being effected in compliance with the transfer restrictions applicable to beneficial interests in Restricted Global Notes and Restricted Definitive Notes and pursuant to and in accordance with the Securities Act and any applicable blue sky securities laws of any state of the United States, and accordingly the Transferor hereby further certifies that (check one):

          (a) [_] such Transfer is being effected pursuant to and in accordance with Rule 144 under the Securities Act;

                                       or

          (b) [_] such Transfer is being effected to the Company or a subsidiary thereof;

                                       or

          (c) [_] such Transfer is being effected pursuant to an effective registration statement under the Securities Act and in compliance with the prospectus delivery requirements of the Securities Act;

                                       or

          (d) [_] such Transfer is being effected to an Institutional Accredited Investor and pursuant to an exemption from the registration requirements of the Securities Act other than Rule 144A, Rule 144 or Rule 904, and the Transferor hereby further certifies that it has not engaged in any general solicitation within the meaning of Regulation D under the Securities Act and the Transfer complies with the transfer restrictions applicable to beneficial interests in a Restricted Global Note or Restricted Definitive Notes and the requirements of the exemption claimed, which certification is supported by (1) a certificate executed by the

Transferee in the form of Exhibit D to the Indenture and (2) if such Transfer is in respect of a principal amount of Notes at the time of transfer of less than U.S. $250,000, an Opinion of Counsel provided by the Transferor or the Transferee (a copy of which the Transferor has attached to this certification), to the effect that such Transfer is in compliance with the Securities Act. Upon consummation of the proposed transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Note will be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the IAI Global Note and/or the Definitive Notes and in the Indenture and the Securities Act.

4. [_] Check if Transferee will take delivery of a beneficial interest in an Unrestricted Global Note or of an Unrestricted Definitive Note.

          (a) [_] Check if Transfer is pursuant to Rule 144. (i) The Transfer is being effected pursuant to and in accordance with Rule 144 under the Securities Act and in compliance with the transfer restrictions contained in the Indenture and any applicable blue sky securities laws of any state of the United States and (ii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Note will no longer be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Global Notes, on Restricted Definitive Notes and in the Indenture.

          (b) [_] Check if Transfer is Pursuant to Regulation S. (i) The Transfer is being effected pursuant to and in accordance with Rule 903 or Rule 904 under the Securities Act and in compliance with the transfer restrictions contained in the Indenture and any applicable blue sky securities laws of any state of the United States and (ii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Note will no longer be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Global Notes, on Restricted Definitive Notes and in the Indenture.

          (c) [_] Check if Transfer is Pursuant to Other Exemption. (i) The Transfer is being effected pursuant to and in compliance with an exemption from the registration requirements of the Securities Act other than Rule 144, Rule 903 or Rule 904 and in compliance with the transfer restrictions contained in the Indenture and any applicable blue sky securities laws of any State of the United States and (ii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Note will not be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Global Notes or Restricted Definitive Notes and in the Indenture.

          This certificate and the statements contained herein are made for your benefit and the benefit of the Company.


                                             _________________________________
                                             [Insert Name of Transferor]


                                             By:______________________________
                                             Name:
                                             Title:

Dated: _______________, ____

                      ANNEX A TO CERTIFICATE OF TRANSFER

1.  The Transferor owns and proposes to transfer the following:

                           [CHECK ONE OF (a) OR (b)]

     (a)  [_]  a beneficial interest in the:

          (i)    [_]  144A Global Note (CUSIP _________), or

          (ii)   [_]  Regulation S Global Note (CUSIP _________), or

          (iii)  [_]  IAI Global Note (CUSIP ________); or

     (b)  [_]  a Restricted Definitive Note.

2.  After the Transfer the Transferee will hold:

                                  [CHECK ONE]

     (a)  [_]  a beneficial interest in the:

          (i)    [_]  144A Global Note (CUSIP ________), or
          (ii)   [_]  Regulation S Global Note (CUSIP ________), or
          (iii)  [_]  IAI Global Note (CUSIP ________); or
          (iv)   [_]  Unrestricted Global Note (CUSIP ________); or
     (b)  [_]  a Restricted Definitive Note; or

     (c)  [_]  an Unrestricted Definitive Note,

  in accordance with the terms of the Indenture.

                                   EXHIBIT C

                        FORM OF CERTIFICATE OF EXCHANGE

          Clark Refining & Marketing, Inc.
          8182 Maryland Avenue
          St. Louis, Missouri 631105


          Marine Midland Bank
          140 Broadway, 12th Floor
          New York, New York  10005

          Re:  Clark Refining & Marketing, Inc. ____________________ [notes]


                            (CUSIP ______________)


          Reference is hereby made to the Indenture with respect to the above-referenced securities, dated as of November 21, 1997 (the "Indenture"), between Clark Refining & Marketing, Inc., as issuer (the "Company"), and Marine Midland Bank, as trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

          ____________, (the "Owner") owns and proposes to exchange the Note[s] or interest in such Note[s] specified herein, in the principal amount of U.S. $____________ in such Note[s] or interests (the "Exchange"). In connection with the Exchange, the Owner hereby certifies that:

1. Exchange of Restricted Definitive Notes or Beneficial Interests in a Restricted Global Note for Unrestricted Definitive Notes or Beneficial Interests in an Unrestricted Global Note

          (a) [_] Check if Exchange is from beneficial interest in a Restricted Global Note to beneficial interest in an Unrestricted Global Note. In connection with the Exchange of the Owner's beneficial interest in a Restricted Global Note for a beneficial interest in an Unrestricted Global Note in an equal principal amount, the Owner hereby certifies (i) the beneficial interest is being acquired for the Owner's own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Global Notes and pursuant to and in accordance with the United States Securities Act of 1933, as amended (the "Securities Act"), (iii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the beneficial interest in an Unrestricted Global Note is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

          (b) [_] Check if Exchange is from beneficial interest in a Restricted Global Note to Unrestricted Definitive Note. In connection with the Exchange of the Owner's beneficial interest in a Restricted Global Note for an Unrestricted Definitive Note, the Owner hereby certifies (i) the Definitive Note is being acquired for the Owner's own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Restricted Global Notes and pursuant to and in accordance with the Securities Act, (iii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the Definitive Note is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

          (c) [_] Check if Exchange is from Restricted Definitive Note to beneficial interest in an Unrestricted Global Note. In connection with the Owner's Exchange of a Restricted Definitive Note for a beneficial interest in an Unrestricted Global Note, the Owner hereby certifies (i) the beneficial interest is being acquired for the Owner's own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to Restricted Definitive Notes and pursuant to and in accordance with the Securities Act, (iii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the beneficial interest is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

          (d) [_] Check if Exchange is from Restricted Definitive Note to Unrestricted Definitive Note. In connection with the Owner's Exchange of a Restricted Definitive Note for an Unrestricted Definitive Note, the Owner hereby certifies (i) the Unrestricted Definitive Note is being acquired for the Owner's own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to Restricted Definitive Notes and pursuant to and in accordance with the Securities Act, (iii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the Unrestricted Definitive Note is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

2. Exchange of Restricted Definitive Notes or Beneficial Interests in Restricted Global Notes for Restricted Definitive Notes or Beneficial Interests in Restricted Global Notes

          (a) [_] Check if Exchange is from beneficial interest in a Restricted Global Note to Restricted Definitive Note. In connection with the Exchange of the Owner's beneficial interest in a Restricted Global Note for a Restricted Definitive Note with an equal principal amount, the Owner hereby certifies that the Restricted Definitive Note is being acquired for the Owner's own account without transfer. Upon consummation of the proposed Exchange in accordance with the terms of the Indenture, the Restricted Definitive Note issued will continue to be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Definitive Note and in the Indenture and the Securities Act.

(b) [_] Check if Exchange is from Restricted Definitive Note to beneficial interest in a Restricted Global Note. In connection with the Exchange of the Owner's Restricted Definitive Note for a beneficial interest in the [CHECK ONE] ___ 144A Global Note, ____ Regulation S Global Note, ___ IAI Global Note with an equal principal amount, the Owner hereby certifies (i) the beneficial interest is being acquired for the Owner's own account without transfer and (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Restricted Global Notes and pursuant to and in accordance with the Securities Act, and in compliance with any applicable blue sky securities laws of any state of the United States. Upon consummation of the proposed Exchange in accordance with the terms of the Indenture, the beneficial interest issued will be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the relevant Restricted Global Note and in the Indenture and the Securities Act.

     This certificate and the statements contained herein are made for your benefit and the benefit of the Company.

                                       ---------------------------------------
                                                [Insert Name of Owner]


                                       By:
                                           -----------------------------------
                                       Name:
                                       Title:

Dated: ________________, ____

                                   EXHIBIT D
                           FORM OF CERTIFICATE FROM
                  ACQUIRING INSTITUTIONAL ACCREDITED INVESTOR

          Clark Refining & Marketing, Inc.
          8182 Maryland Avenue
          St. Louis, Missouri 631105


          Marine Midland Bank
          140 Broadway, 12th Floor
          New York, New York  10005


          Re:  Clark Refining & Marketing, Inc. ________________________ [notes]

               Reference is hereby made to the Indenture with respect to the above-referenced securities, dated as of November 21, 1997 (the "Indenture"), between Clark Refining & Marketing, Inc., as issuer (the "Company"), and Marine Midland Bank, as trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

               In connection with our proposed purchase of U.S. $____________ aggregate principal amount of:

          (a)  [_]  a beneficial interest in a Global Note, or

          (b)  [_]  a Definitive Note,

          we confirm that:

               1. We understand that any subsequent transfer of the Notes or any interest therein is subject to certain restrictions and conditions set forth in the Indenture and the undersigned agrees to be bound by, and not to resell, pledge or otherwise transfer the Notes or any interest therein except in compliance with, such restrictions and conditions and the United States Securities Act of 1933, as amended (the "Securities Act").

               2. We understand that the offer and sale of the Notes have not been registered under the Securities Act, and that the Notes and any interest therein may not be offered or sold except as permitted in the following sentence. We agree, on our own behalf and on behalf of any accounts for which we are acting as hereinafter stated, that if we should sell the Notes or any interest therein, we will do so only (A) to the Company or any subsidiary thereof, (B) in accordance with Rule 144A under the Securities Act to a "qualified institutional buyer" (as defined therein), (c) to an institutional "accredited investor" (as defined below) that, prior to such transfer, furnishes (or has furnished on its behalf by a U.S. broker-dealer) to you and to the Company a signed letter substantially in the form of this letter and, if such transfer is in respect of a principal amount of Notes, at the time of transfer of less than U.S. $250,000, an Opinion of Counsel in form reasonably acceptable to the Company to the effect that such transfer is in compliance with the Securities Act, (D) outside the United States in accordance with Rule 904 of Regulation S under the Securities Act, (E) pursuant to the provisions of Rule 144(k) under the Securities Act or (F) pursuant to an effective registration statement under the Securities Act, and we further agree to provide to any person purchasing the Definitive Note or beneficial interest in a Global Note from us in a transaction meeting the requirements of clauses
(A) through (E) of this paragraph a notice advising such purchaser that resales thereof are restricted as stated herein.

               3. We understand that, on any proposed resale of the Notes or beneficial interest therein, we will be required to furnish to you and the Company such certifications, legal opinions and other information as you and the Company may reasonably require to confirm that the proposed sale complies with the foregoing restrictions. We further understand that the Notes purchased by us will bear a legend to the foregoing effect. We further understand that any subsequent transfer by us of the Notes or beneficial interest therein acquired by us must be effected through one of the Placement Agents.

               4. We are an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act) and have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Notes, and we and any accounts for which we are acting are each able to bear the economic risk of our or its investment.

               5. We are acquiring the Notes or beneficial interest therein purchased by us for our own account or for one or more accounts (each of which is an institutional "accredited investor") as to each of which we exercise sole investment discretion.

               You and the Company are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby.



                                       ---------------------------------------
                                       [Insert Name of Accredited Investor]


                                       By:
                                            ----------------------------------
                                       Name:
                                       Title:



Dated: __________________, ____

                                      D-2